UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 5, 2015

MEDNAX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-12111	26-3667538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Concord Terrace

Sunrise, Florida 33323

(Address of principal executive office)

Registrant’s telephone number, including area code (954) 384-0175

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 5, 2015, MEDNAX, Inc., a Florida corporation (the “Company”), entered into Amendment No. 1 (the “Amendment”) to that certain Credit Agreement (the “Credit Agreement”), dated as of October 29, 2014, among MEDNAX, Inc., certain of its domestic subsidiaries from time to time party thereto as Guarantors, the Lender parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Wells Fargo Bank, National Association, U.S. Bank National Association and Bank of America, N.A. as Co-Syndication Agents and BBVA Compass, Citizens Bank, N.A., Fifth Third Bank, SunTrust Bank and The Bank of Tokyo-Mitsubishi UFJ, Ltd. as Co-Documentation Agents. Pursuant to the Amendment, the Company exercised the accordion feature of the Credit Agreement and increased the total revolving loan commitments thereunder from $1.3 billion to $1.7 billion. As amended, the unsecured Credit Agreement provides for a $1.7 billion revolving credit facility and a $200 million term loan and includes a $75 million sub-facility for swingline loans and a $37.5 million sub-facility for the issuance of letters of credit. Under the terms of the Amendment, the Company may further increase the aggregate principal amount of the credit facility to up to $2.2 billion on an unsecured basis, subject to the satisfaction of specified conditions. The other terms of the Credit Agreement remain unchanged.

The foregoing descriptions of the Credit Agreement and the Amendment are only summaries and are qualified in their entirety by references to the terms of the Credit Agreement and the Amendment, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Credit Agreement, dated as of October 29, 2014, among MEDNAX, Inc., certain of its domestic subsidiaries from time to time party thereto as Guarantors, the Lender parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Wells Fargo Bank, National Association, U.S. Bank National Association and Bank of America, N.A. as Co-Syndication Agents and BBVA Compass, Citizens Bank, N.A., Fifth Third Bank, SunTrust Bank and The Bank of Tokyo-Mitsubishi UFJ, Ltd. as Co-Documentation Agents (previously filed as exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on October 30, 2014, and incorporated by reference herein).

10.2	Amendment No. 1 to Credit Agreement, dated as of June 5, 2015, among MEDNAX, Inc., certain of its domestic subsidiaries party thereto as Guarantors, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDNAX, INC.

Date: June 9, 2015	By:	/s/ Vivian Lopez-Blanco
Name: Vivian Lopez-Blanco
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement, dated as of October 29, 2014, among MEDNAX, Inc., certain of its domestic subsidiaries from time to time party thereto as Guarantors, the Lender parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Wells Fargo Bank, National Association, U.S. Bank National Association and Bank of America, N.A. as Co-Syndication Agents and BBVA Compass, Citizens Bank, N.A., Fifth Third Bank, SunTrust Bank and The Bank of Tokyo-Mitsubishi UFJ, Ltd. as Co-Documentation Agents (previously filed as exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on October 30, 2014, and incorporated by reference herein).

10.2	Amendment No. 1 to Credit Agreement, dated as of June 5, 2015, among MEDNAX, Inc., certain of its domestic subsidiaries party thereto as Guarantors, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.